UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2004


                                  JACLYN, INC.

             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     1-5863                   22-1432053
           --------                     ------                   ----------
 (State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)               File No.)             Identification No.)

            635 59TH Street
      West New York, New Jersey                                    07093
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (201) 868-9400


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      Martin Brody, Richard Chestnov, Albert Safer, Norman Axelrod and Harold Schechter, directors of Jaclyn, Inc. (the "Company"), and the Company entered into stock options contracts dated as of November 30, 2004, providing for the grant to each of them as of that date of a non-qualified stock option to purchase 2,000 shares of the common stock, $1 par value per share (the "Common Stock") of the Company, at an exercise price of $6.70 per share, the closing price per share of Common Stock on the date of grant. Each option was granted automatically under the stockholder approved 1996 Non-Employee Director Stock Option Plan of the Company. A copy of each such stock option contract is filed as an exhibit to this Form 8-K

Item 9.01.        Financial Statements and Exhibits.


         (a)      Financial Statements of Businesses Acquired. Not Applicable.

         (b)      Pro Forma Financial Information. Not Applicable.

         (c)      Exhibits.

                  Exhibit No.       Description

                  10.01 Non-Qualified Stock Option Contract dated as of November 30, 2004 between Martin Brody and the Company.

                  10.02             Non-Qualified Stock Option Contract dated as
                                    of  November   30,  2004   between   Richard
                                    Chestnov and the Company.

                  10.03 Non-Qualified Stock Option Contract dated as of November 30, 2004 between Albert Safer and the Company.

                  10.04 Non-Qualified Stock Option Contract dated as of November 30, 2004 between Norman Axelrod and the Company.

                  10.05             Non-Qualified Stock Option Contract dated as
                                    of   November   30,  2004   between   Harold
                                    Schechter and the Company.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 6, 2004             JACLYN, INC.


                                      By: /s/ Anthony C. Christon
                                          --------------------------------------
                                          Anthony C. Christon,
                                          Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.        Description
         -----------        -----------

              10.01         Non-Qualified  Stock  Option  Contract  dated  as of
                            November 30, 2004 between Martin Brody and the Company.

              10.02 Non-Qualified Stock Option Contract dated as of November 30, 2004 between Richard Chestnov and the Company.

              10.03         Non-Qualified  Stock  Option  Contract  dated  as of
                            November 30, 2004 between Albert Safer and the Company.

              10.04 Non-Qualified Stock Option Contract dated as of November 30, 2004 between Norman Axelrod and the Company.

              10.05 Non-Qualified Stock Option Contract dated as of November 30, 2004 between Harold Schechter and the Company.